UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 15, 2011

NT MINING CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-52043 (Commission File Number)

94-3342064

(I. R. S. Employer Identification No.)

Suite 280, 13701 Vanier Place, Richmond, BC, Canada V6V 2J1 (Address of principal executive offices, including zip code)

604-249-5001

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425) ( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CRF 240.14d-2(b) ) ( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CRF 240.13e-4(c) )

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant

(1)

Previous Independent Registered Public Accounting Firm

(i)

On November 14, 2011, PLS CPA, A Professional Corp. resigned as Auditor of the Company.

(ii)

PLS CPA, A Professional Corp. has not performed an audit of NT Mining Corporation since his appointment on August 25, 2010 for any year end or interim period.

(iii)

The decision to accept the resignation of PLS CPA, A Professional Corp. was approved by the Board of Directors of the Registrant.

(iv)

There were no disagreements with PLS CPA, A Professional Corp. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Chang Park, CPA, would have caused it to make reference thereto in its reports on the financial statements for such years and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

(v)

On November 14, 2011 the Registrant provided PLS CPA, A Professional Corp. with a copy of this Current Report and has requested that it furnish the Registrant with a letter addressed to the Securities & Exchange Commission stating whether it agrees with the above statements.  A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(2)

New Independent Registered Public Accounting Firm

Concurrently with the resignation of PLS CPA, A Professional Corp., the Registrant engaged  James Stafford, CA’s as its new independent registered public accounting firm to audit and review the Registrant’s financial statements effective December 31, 2010.  During the two most recent years ended December 31, 2009 and 2008, and any subsequent period through the date hereof prior to the engagement of James Stafford CA’s,, neither the Registrant, nor someone on its behalf, has consulted James Stafford CA’s  regarding:

(i)

either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant’s financial statements, and either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)

any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired: None

(b) Pro-Forma Financial Statements: None

(c) Exhibits:

Exhibit No.

Description

16.1

Letter from PLS CPA, A Professional Corp.  dated November 1 ~~4~~ 5 , 2011 to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NT Mining Corporation. (Registrant)

Date: November 15, 2011

By: /s/

Carmen Parente

Carmen Parente

Director and Chief Executive Officer

November 15, 2011

United States Securities and Exchange Commission

100 F Street, NE Washington, DC 20549

Re:

NT Mining Corporation

Commission File No. 000-52043

Sirs:

We have read Item 4.01 of Form 8-K dated December 6, 2010, of NT Mining Corp. and are in agreement with the statements contained therein insofar as they relate to our resignation and our audit as of November 14, 2011 and for the period from February 10, 1997 (inception) through December 31, 2010.  We are not in a position to agree or disagree with the statements contained therein in Item 4.01 regarding the engagement of another independent registered public accounting firm or the approval of such engagement by the Board of Directors of the registrant.

Sincerely,

/s/ Chang Park CPA Ph. D. Chang Park CPA, Ph. D.

Camino Del Rio, California